Note 15 - Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2014
Disclosure Text Block [Abstract]
Comprehensive Income (Loss) Note [Text Block]
15.	ACCUMULATED OTHER COMPREHENSIVE LOSS

Our accumulated other comprehensive loss increased $138.5 million from a $60.0 million accumulated loss at December 31, 2013 to a $198.5 million accumulated loss at December 31, 2014, as a result of foreign currency exchange rate differences. Changes in the other comprehensive loss during 2014 were primarily driven by the Australian dollar and Canadian dollar decreasing in value compared to the U.S. dollar. Excluding intercompany balances, our Canadian dollar and Australian dollar functional currency net assets totaled approximately C$1.1 billion and A$0.8 billion, respectively, at December 31, 2014.